LETTER OF REAFFIRMATION OF ABSOLUTE ASSIGNMENT OF FRANCHISEE NOTES AND PROCEEDS DUE, ASSIGNMENT OF RENTS AND SUBLEASES, PLEDGE AGREEMENT, AND UNITED STATES TRADEMARK COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT

DATED:  As of April 1, 2009
TO:	Manufacturers and Traders Trust Company
One M & T Plaza, Buffalo, New York 14240

Re:                      REAFFIRMATION of ABSOLUTE ASSIGNMENT OF FRANCHISEE NOTES AND PROCEEDS DUE, ASSIGNMENT OF RENTS AND SUBLEASES, PLEDGE AGREEMENT, AND UNITED STATES TRADEMARK COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT (collectively, the "Security Documents") made to MANUFACTURERS AND TRADERS TRUST COMPANY (the “Bank") dated as of August 7, 2007 in connection with loans made to EMERGING VISION, INC. (“Borrower”) by Manufacturers and Traders Trust Company (collectively, the “Loan”).

Dear Sirs:

Each of the undersigned hereby reaffirms and ratifies all the terms, conditions, representations, and covenants contained in the Security Documents and certifies that there are no defenses, offsets, or counterclaims thereto as of the date hereof.

Each of the undersigned further covenants and agrees (i) that the security interests granted to Manufacturers and Traders Trust Company by the Security Documents and respectively as appropriate perfected by subsequent UCC-1 filings, remain in full force and effect as set forth therein and that same continue to constitute a binding first security interest in the stated assets of each of the undersigned securing the Borrower’s and each of the undersigned’s debt to Manufacturers and Traders Trust Company and that they are unaffected by the execution of that certain ALLONGE TO NOTE and that certain WAIVER, EXTENSION AND AMENDMENT AGREEMENT evidencing (i) the extension of the Maturity Date of Borrower’s Line of Credit and (ii) the amendment of the interest rate therefor as set forth therein and any related documents dated of even date herewith, copies of which each of the undersigned acknowledges having received and reviewed and (ii) that the Security Documents are in full force and effect.
Very truly yours,

EMERGING VISION, INC.

By:           /s/Christopher G. Payan
Christopher G. Payan, CEO

OG ACQUISITION, INC.

By:           /s/Christopher G. Payan
Christopher G. Payan, CEO